SECURITY AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2004

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                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)

Delaware                            1-4908                    44-2207613
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(State or other jurisdiction        (Common File              (I.R.S. employer
of incorporation)                   Number)                  identification No.)

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                    770 Cochituate Road, Framingham, MA 01701
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               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 390-1000
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               Registrant's Telephone Number (including area code)

                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)


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ITEM 5. OTHER EVENTS

                  On May 24, 2004, The TJX Companies, Inc. issued the press release filed herewith as Exhibit 99.1 and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)           EXHIBITS

Exhibit Number    Title
--------------    -----
99.1              Press Release, dated May 24, 2004 of The TJX Companies, Inc.



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                                   SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    THE TJX COMPANIES, INC.



                                    /s/ Jeffrey G. Naylor
                                    --------------------------------------------
                                    Jeffrey G. Naylor
                                    Senior Executive Vice President and
                                    Chief Financial Officer

Dated:  May 26, 2004


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                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press Release, dated May 24, 2004 of The TJX Companies, Inc.

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